SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
      (Date of earliest event reported): March 15, 1998


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


         Delaware             31-1359594                 0-21118
(State of Incorporation)    (IRS I.D. No.)      (Commission File Number)




Item 5. Other Events.

         None



Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.82   Settlement Statement of the Trust
                for the period ended February 28, 1998
                and the related distributions made
                on March 16, 1998.





    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRIME RECEIVABLES CORPORATION



Date:     March 25, 1998             By: /s/  David W. Dawson
                                         David W. Dawson,
                                         Treasurer





                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.82       Settlement Statement of the Trust
            for the period ended February 28, 1998
            and the related distributions made
            on March 16, 1998.



                        Exhibit 28.82

      Settlement Statement of the Trust for the Period
          Ending February 28, 1998 and the Related
            Distributions made on March 16, 1998.